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                                   EXHIBIT
                                     TO
                                  FORM 11-K


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby, consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-80457) of The Hertz Corporation of our report dated August 10, 2000 relating to the financial statements of The Hertz Corporation Employee Stock Purchase Plan (the "Plan"), which appears in the Plan's Annual Report on Form 11-K.

                                                      PRICEWATERHOUSECOOPERS LLP


Florham Park, New Jersey
August 11, 2000